Exhibit 10.30

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED ADVISORY
AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATATED ADVISORY AGREEMENT, made as of May 11, 2009, between WINTHROP REALTY TRUST, an Ohio business trust corporation (the “Trust”), WRT REALTY, L.P., a Delaware limited partnership (the “Operating Partnership”, and together with the Trust, the “Company”), and FUR ADVISORS LLC (the “Advisor”).

WHEREAS, the Trust, the Operating Partnership and the Advisor are party to that certain Second Amended and Restated Advisory Agreement dated March 5, 2009 (the “Advisory Agreement”) pursuant to which the Advisor was retained to provide advisory services to the Company;

WHEREAS, the Trust and the Advisor desire to amend the Advisory Agreement to correct certain scrivener errors;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein set forth, the parties hereto agree as follows:

1.           Capitalized Terms.  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Advisory Agreement.

2.           Amendments to Advisory Agreement.  The Advisory Agreement is hereby amended as follows:

(a)           Section 4.1 is amended by deleting from the definition of “Issuance Price” the words “with respect to future issuances” and inserting in lieu thereof the words “with respect to issuances from and after January 1, 2009”

(b)           Section 4.4(b)(iii) is amended by deleting the number “$375,114,811” and inserting the number “$314,787,186” in lieu thereof.

3.           Miscellaneous. (a)  Except as modified hereby, the Advisory Agreement remains in full force and effect and the provisions thereof are hereby ratified and confirmed.

(b)           All references in the Advisory Agreement to “this Agreement”, “hereunder”, “hereto” or similar references, and all references in all other documents to the Advisory Agreement shall hereinafter be deemed references to the Advisory Agreement as amended hereby.

(c)           This Amendment may be executed in one or more counterparts, all of which together shall for all purposes constitute one amendment, binding on all parties hereto, notwithstanding that the parties have not signed the same counterparts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

WINTHROP REALTY TRUST

By:
Carolyn Tiffany
President

WRT REALTY, L.P.

By:		Winthrop Realty Trust
General Partner

By:
Carolyn Tiffany
President

FUR ADVISORS LLC

By:		FUR Holdings LLC
Member

	By:	WEM-FUR Investors LLC
Managing Member

By:
Michael L. Ashner
Managing Member